Exhibit 10.2

INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

JPMorgan Chase Bank, N.A.

USI Holdings Corporation
555 Pleasantville Road
Suite 160 South
Briarcliff Manor, NY 10510

Re: Incremental Term Loan Commitments

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement, dated as of March 24, 2006, among USI Holdings Corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders") and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Administrative Agent") (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each Lender (each, an "Incremental Term Loan Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its "Incremental Term Loan Commitment"). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 1.01(c) and 1.14 thereof.

Each Incremental Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Incremental Term Loans under such specified Tranche for all purposes of the Credit Agreement and the other applicable Credit Documents. Each Incremental Term Loan Lender, the Borrower and the Administrative Agent further agree that, with respect to the Incremental Term Loan Commitment provided by each Incremental Term Loan Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive from the Borrower such upfront fees, unutilized commitment fees and/or other fees, if any, as may be separately agreed to in writing by the Borrower and such Incremental Term Loan Lender, all of which fees shall be due and payable to such Incremental Term Loan Lender on the terms and conditions set forth in each such separate agreement.

Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental Term Loan Commitment provided pursuant to this Agreement.

Each Incremental Term Loan Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender, and (v) in the case of each Incremental Term Loan Lender organized under the laws of a jurisdiction outside the United States, attaches the forms and/or Section 4.04(b)(ii) Certificate referred to in Section 4.04(b) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by the Borrower under the Credit Agreement and the other Credit Documents.

Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Term Loan Lender, the Administrative Agent, the Borrower and each Subsidiary Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 9 of Annex I hereto, each Incremental Term Loan Lender party hereto (i) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.

The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Loan Commitments provided hereby including, without limita-tion, all Incremental Term Loans made pursuant thereto, and (ii) all such Obligations (including all such Incremental Term Loans) shall be entitled to the benefits of the Pledge Agreement and the Subsidiaries Guaranty.

Each Subsidiary Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Term Loan Commitments provided hereby and all Incremental Term Loans made pursu-ant thereto shall (i) be fully guaranteed pursuant to the Subsidiaries Guaranty as, and to the extent, provided therein and in the Credit Agreement (and shall constitute (and be included in the definition of) "Guaranteed Obligations" under the Subsidiaries Guaranty) and (ii) be entitled to the benefits of the Credit Documents as, and to the extent, provided therein and in the Credit Agreement.

Attached hereto as Annex II is the officers' certificate required to be delivered pursuant to clause (v) of the definition of "Incremental Commitment Requirements" appearing in Section 10 of the Credit Agreement certifying that the conditions set forth in clauses (t) and (u) of the definition of "Incremental Commitment Requirements" appearing in Section 10 of the Credit Agreement have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail).

Attached hereto as Annex III is an opinion of Cahill Gordon & Reindel LLP, counsel to the respective Credit Parties, delivered as required pursuant to clause (x) of the definition of "Incremental Commitment Requirements" appearing in Section 10 of the Credit Agreement.

Attached hereto as Annex IV are true and correct copies of officers' certificates, board of director resolutions and good standing certificates of the Credit Parties required to be delivered pursuant to clause (y) of the definition of LLPIncremental Commitment Requirements' appearing in Section 10 of the Credit Agreement.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on October 16, 2006. If you do not so accept this Agreement by such time, our Incremental Term Commitments set forth in this Agreement shall be deemed canceled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 12.11 of the Credit Agreement.

In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

*****

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Very truly yours,

JPMORGAN CHASE BANK, N.A.,

By: /s/ Erin O'Rourke
Name: Erin O'Rourke
Title: Vice President

Agreed and Accepted
this 16th day of October, 2006:

USI HOLDINGS CORPORATION By: /s/ Robert S. Schneider Name: Robert S. Schneider Title: Executive Vice President & CFO, Treasurer

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By: /s/ Erin O'Rourke
       Name:  Erin O'Rourke
       Title:    Vice President

Each Subsidiary Guarantor acknowledges and agrees to each of the foregoing provisions of this Incremental Loan Commitment Agreement and to the incurrence of the Incremental Term Loans to be made pursuant thereto.

USI SERVICES CORPORATION,
ASSOCIATION GROWTH ENTERPRISES,
  INCORPORATED,
BERTHOLON-ROWLAND, INC., New Jersey
  Corporation,
SIGNATURE PREMIUM FINANCE, INC.,
DEXTER-BERTHOLON-ROLAND, INC.,
BERTHOLON-ROWLAND INC., a Pennsylvania
  Corporation,
PROGRESSIVE PLAN ADMINISTRATORS,
  INC.,
USI RETIREMENT SERVICES, INC.,
EMERSON, REID & COMPANY, INC.,
RIVERSIDE INSURANCE ASSOCIATES, INC.,
USI INSURANCE SERVICES OF RHODE
  ISLAND, INC.,
USI MIDATLANTIC, INC.,
USI NORTHEAST, INC.,
HENDERSON & PHILLIPS, INCORPORATED,
USI OF GEORGIA, INC.,
COLONIAL PREMIUM FINANCE COMPANY,
USI GULF COAST, INC.,
USI INSURANCE SERVICES OF FLORIDA,
  INC.,
CICORP - USI, INC.,
COMMERCIAL BROKER SERVICES, INC.,
USI MIDWEST, INC.,
USI INSURANCE SERVICES CORP. OF
  ILLINOIS, INC.,
USI OF ILLINOIS, INC.,
WRIMS, CORP.,
INSURANCE RISK MANAGERS, INC.,
ANCO CORPORATION,
MD PREMIUM FINANCE CORPORATION,
WESTERN CLAIM SERVICES, INC.,
ANCO LIFE & BENEFITS SERVICES, INC.,
STRATEGIC BENEFIT PLANNING
  CORPORATION,
  as Guarantors

By: /s/ Robert S. Schneider
       Name:  Robert S. Schneider
       Title:    Treasurer

ANCO INSURANCE SERVICES OF HOUSTON,
  INC.,
COMMERCIAL INSURANCE CONCEPTS, INC.,
INTER/NATIONAL RENTAL INSURANCE
  SERVICES, INC.,
CAMPBELL, GALT & NEWLANDS, INC.,
EL CAMINO INSURANCE AGENCY,
HURLEY, ATKINS & STEWART, INC.,
USI INSURANCE SERVICES OF NORTHERN
  CALIFORNIA, INC.,
USI OF SOUTHERN CALIFORNIA
  INSURANCE SERVICES, INC.,
CUSTOM BENEFIT PROGRAMS, INC.,
USI CONSULTING GROUP, INC.,
USI ADVISORS, INC.,
USI CONSULTING GROUP OF NEW YORK,
  INC.,
BENEFIT STRATEGIES OF MAINE, INC.,
BMI INSURANCE SERVICES, INC.,
U.S.I. INSURANCE SERVICES OF
  MASSACHUSETTS, INC.,
NETCARE SERVICES, INC.,
PHOENIX INSURANCE AGENCY, INC.,
HUMANEX, INC. - INSURANCE SERVICES,
USI INSURANCE SERVICES OF NEW
  ENGLAND, INC.,
EAGLE BENEFIT SERVICES LLC,
TURNER P. WILLIAMS & ASSOCIATES, LLC,
FUTURE PLANNING ASSOCIATES, INC.,
BERTHOLON-ROWLAND CORP.,
AMERICAN INSURANCE ADMINISTRATORS,
  INC., an Ohio corporation
AMERICAN INSURANCE ADMINISTRATORS,
  INC., a Colorado corporation
B-R INSURANCE BROKERS, INC.,
DWP/USI OF SOUTHERN CALIFORNIA
  INSURANCE AGENCY, INC.,
SUMMIT GLOBAL PARTNERS, INC.
SUMMIT GLOBAL PARTNERS (TEXAS)
  HOLDINGS, INC.,
  as Guarantors

By: /s/ Robert S. Schneider
      Name: Robert S. Schneider
      Title:   Treasurer

SUMMIT GLOBAL PARTNERS HOLDINGS,
  INC.,
SUMMIT GLOBAL PARTNERS INSURANCE
  SERVICES, INC.,
SUMMIT GLOBAL PARTNERS OF ILLINOIS,
  INC.,
SUMMIT GLOBAL PARTNERS OF MEMPHIS,
  INC.,
SUMMIT GLOBAL PARTNERS OF MICHIGAN,
  INC.,
USI SOUTHWEST, INC.,
SUMMIT GLOBAL PARTNERS OF TEXAS,
  INC.,
VISTA INSURANCE PARTNERS OF ILLINOIS,
  INC.,
VISTA INSURANCE PARTNERS, INC.,
  as Guarantors

By:  /s/ Robert S. Schneider
        Name: Robert S. Schneider
        Title:   Treasurer

ANNEX I

TERMS AND CONDITIONS FOR
INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

Dated as of October 16, 2006

1.            Name of Borrower: USI Holdings Corporation

2.            Incremental Term Loan Commitment Amounts:

Names of Incremental Term Loan Lenders	Amount of Incremental Term Loan Commitment
JPMorgan Chase Bank, N.A.	$50,000,000.00

3.	Designation of Tranche of Incremental Term Loan Commitments (and Incremental Term Loans to be funded thereunder): To be added to the existing Tranche of Term Loans.

4.	Indicate the Incremental Term Loan Borrowing Date: October 16, 2006.

5.	Incremental Term Loan Maturity Date: The Term Loan Maturity Date.

7.	Dates for, and amounts of, Incremental Term Loan Scheduled Repayments: The Term Loan Scheduled Repayments, as adjusted pursuant to Section 1.14(c)(ii) of the Credit Agreement.

8.	Applicable Margins: The Applicable Margins for Term Loans, as set forth in the Credit Agreement.

9.	Other Conditions Precedent:

A.	The First Amendment Effective Date (as defined in the First Amendment to the Credit Agreement, dated as of October 10, 2006) shall have occurred.

ANNEX II

[Officers' certificate required to be delivered pursuant to clause (v) of the definition of "Incremental Commitment Requirements" appearing in Section 10 of the Credit Agreement certifying that the conditions set forth in clauses (t) and (u) of the definition of "Incremental Commitment Requirements" appearing in Section 10 of the Credit Agreement have been satisfied]

ANNEX III

[Opinion of Cahill Gordon & Reindell LLP, delivered as required pursuant to clause (x) of the definition of "Incremental Commitment Requirements" appearing in Section 10 of the Credit Agreement]

ANNEX IV

[True and correct copies of officers' certificates, board of director resolutions and good standing certificates of the Credit Parties required to be delivered pursuant to clause (y) of the definition of "Incremental Commitment Requirements" appearing in Section 10 of the Credit Agreement]